FOR IMMEDIATE RELEASE

COMPRESSCO PARTNERS, L.P.
DECLARES INCREASED SECOND QUARTER 2014 CASH DISTRIBUTION
AND SCHEDULES SECOND QUARTER 2014 RESULTS CONFERENCE CALL

Oklahoma City, Oklahoma (July 11, 2014) - Compressco Partners, L.P. (Compressco Partners or the Partnership) (NASDAQ: GSJK) announced today that the board of directors of its general partner has declared a cash distribution attributable to the quarter ended June 30, 2014 of $0.4525 per outstanding unit, or $1.81 per outstanding unit on an annualized basis. This amount is an increase of $0.0075 per outstanding unit over the previous distribution of $0.445, and an increase of $0.0275 per outstanding unit over the distribution of $0.425 ($1.70 on an annualized basis) attributable to the second quarter of 2013. This cash distribution will be paid on August 15, 2014 to all unitholders of record as of the close of the business on July 21, 2014.

Also on July 11, 2014 the board of directors of the Partnership’s general partner confirmed and approved that, upon payment of the second quarter distribution, the financial tests required for conversion of the outstanding subordinated units into common units will have been met. Accordingly, the Partnership’s 6,273,970 subordinated units will convert on a one-for-one basis into common units effective August 18, 2014, the first business day following the second quarter distribution. The conversion of the subordinated units does not impact the amount of cash distributions paid by the Partnership or the total number of outstanding units of the Partnership. The subordinated units were issued by the Partnership in connection with its initial public offering in June of 2011.

In addition, Compressco Partners expects to release its second quarter 2014 earnings results on Thursday, August 7, 2014 and will host a conference call at 10:30 a.m. Eastern Time on that day to discuss the earnings results. The phone number for the call is 877/870-4263. The conference will also be available by live audio webcast and may be accessed through Compressco Partners’ website at www.compressco.com. The earnings press release will be available on Compressco Partners’ website prior to the conference call. A replay of the call will be available at 877/344-7529, conference number 10049403, for one week following the conference, and the archived webcast will be available through Compressco Partners’ website for thirty days following the conference.

Compressco Partners is a provider of compression-based production enhancement services, which are used in both conventional wellhead compression applications and unconventional compression applications, and in certain circumstances, well monitoring and sand separation services. Compressco Partners provides services to a broad base of natural gas and oil exploration and production companies operating throughout many of the onshore producing regions of the United States. Internationally, Compressco Partners has significant operations in Mexico and Canada and a growing presence in certain countries in South America, Europe, and the Asia-Pacific region. Compressco Partners is managed by Compressco Partners GP Inc., which is an indirect, wholly owned subsidiary of TETRA Technologies, Inc. (NYSE: TTI).

Forward Looking Statements

This press release includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as “may,” “expect,” “intend,” “estimate,” “projects,” “anticipate,” “believe,” “assume,” “could,” “should,” “plans,” “targets,” or similar expressions that convey the uncertainty of future events, activities, expectations, or outcomes identify forward-looking statements. These forward-looking statements include statements concerning expected results of operations for 2014, anticipated activities by our customers, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding Compressco Partners' beliefs, expectations, plans, goals, future events, and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by Compressco Partners in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of Compressco Partners. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in Compressco Partners' Annual Report on Form 10-K for the year ended December 31, 2013, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the U.S. Securities and Exchange Commission. Compressco Partners undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

This press release serves as qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b)(4) and (d). Compressco Partners’ distributions to foreign investors are subject to federal tax withholding at the highest applicable effective tax rate. Nominees are treated as withholding agents responsible for withholding distributions received by them on behalf of foreign investors.

Contact:
Compressco Partners, L.P., Oklahoma City, Oklahoma
Ronald J. Foster, 405/677-0221
Fax: 405/619-9244
www.compressco.com

2